UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 31, 2018
(Date of earliest event reported)

FEDNAT HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

FEDERATED NATIONAL HOLDING COMPANY
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s shareholders approved at the Company’s Annual Meeting of Shareholders held on May 31, 2018 (the “Annual Meeting”) an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) changing the Company’s name to “FedNat Holding Company” from “Federated National Holding Company.”  Articles of Amendment (the “Articles of Amendment”) to the Company’s Articles of Incorporation have been filed with the Florida Secretary of State and the name change is effective as of May 31, 2018.

A copy of the Articles of Amendment is attached to this Current Report as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

2018 Annual Meeting of Shareholders

At the Annual Meeting, the Company’s shareholders approved all of the matters proposed to the shareholders. A total of 11,306,410 of the Company’s outstanding shares of common stock, representing approximately 86% of the shares eligible to vote, were present or represented by proxy at the Annual Meeting, resulting in a quorum being present or represented at the Annual Meeting.

 Set forth below are the number of votes cast for or against, and any abstentions or broker non-votes, as applicable, regarding each of the proposals voted on at the Annual Meeting:

		For	Against	Abstentions	Broker Non-Votes
1.	Election of Directors:

	Bruce F. Simberg	7,989,174	1,648,377	5,540	1,663,319
	William G. Stewart	7,752,741	1,815,985	74,365	1,663,319
	Richard W. Wilcox Jr.	7,908,738	1,657,938	8,890	1,663,319
	Roberta N. Young	7,836,663	1,797,538	8,890	1,663,319

2.	Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to change the Company’s name To FedNat Holding Company	10,792,882	478,489	35,039	--

3.	Approval of the Company’s 2018 Omnibus Incentive Compensation Plan	7,696,953	1,872,513	73,625	1,663,319

4.	Non-binding advisory vote on the Company’s executive compensation.	7,772,275	1,863,091	7,725	1,663,319

5.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.	10,739,411	501,456	65,543	--

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1 Articles of Amendment to Amended and Restated Articles of Incorporation of Federated National Holding Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDNAT HOLDING COMPANY

Date: June 4, 2018	By:	/s/ Ronald A. Jordan
	Name:	Ronald A. Jordan
	Title:	Chief Financial Officer
(Principal Financial Officer)